SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pusuant to Section 13 of 15(d) of the
                        Securities Exchange Act of 1934

Date of Report                                         January 28, 2000
(Date of earliest event reported)

                          PERFORMANCE INDUSTRIES, INC.
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             (exact name of registrant as specified in its charter)


           0-11331                                  34-1334199
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    (Commission File Number)             (IRS Employer Identification Number)


        2701 E. Camelback Road, Arizona               85016
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    (Address of principal executive offices)        (Zip Code)


                                 (602) 912-0000
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              (Registrant's telephone number, including area code)

                            Form 8-K Current Report

Item 4. Change in Registrant's Certifying Accountant.

1. On January 28, 2000, the Company was notified that McGladrey & Pullen, LLP. had acquired the attest of the Registrants independent auditors Toback CPA's P.C. and that Toback CPA's would no longer be the auditor for the Registrant. McGladrey & Pullen, LLP was appointed as the Registrant's new auditor.

2. The auditor's reports from Toback CPA's P.C. for the Registrant's past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncerainty, audit scope, or accounting principles.

3. The decision to engage McGladrey & Pullen, LLP was approved by the board of directors.

4. During the Registrant's two most recent fiscal years and the subsequent interim period proceeding the change, ther have been no disagreements with Toback CPA's on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

5. The Registrant has requested Toback CPA's, P.C. to furnish a letter addressed to the Commission stating whether it agrees with the statements made in this Item. Such letter is included in an exhibit to this Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.

                                        Performance Industries

Date: February 4, 2000                  By: /s/ Joe Hrudks
                                           -------------------------------------
                                            Joe Hrudks
                                            President

Date: February 4, 2000                  By: /s/ Ed Fochtman
                                           -------------------------------------
                                            Ed Fochtman
                                            Chief Financial Officer